UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 14a-12

Aveanna Healthcare Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Aveanna Healthcare Holdings, Inc.

Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on

May 10, 2022

For Stockholders of record as of March 11, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AVAH

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AVAH
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 02, 2022.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/AVAH	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a
blank e-mail with the 12 digit control number
(located above) in the subject line. No other
requests, instructions OR other inquiries should be
included with your e-mail requesting material.

Aveanna Healthcare Holdings, Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Tuesday, May 10, 2022
Time:	9:30 AM, Eastern Time
Place:	Omni Hotel Atlanta Battery 2625 Cir 75 Pkwy SE,
Atlanta, GA 30339

You must register to attend the meeting online and/or participate at www.proxydocs.com/AVAH
SEE REVERSE FOR FULL AGENDA

Aveanna Healthcare Holdings, Inc.

Annual Meeting of Stockholders

THIS IS NOT A BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting.

Please follow the instructions on reverse side to vote these important matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1.

To elect the three Class I director nominees identified below to the Board of Directors of the Company, each to serve a three-year term expiring at the 2025 Annual Meeting of the Company’s stockholders.

1.01 Victor F. Ganzi

1.02 Devin O’Reilly

1.03 Robert M. Williams, Jr.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.

3.	To approve, on an advisory, non-binding basis, the compensation paid to the Company’s Named Executive Officers identified in the Proxy Statement (“say on pay” vote).

4.	To consider and vote on an advisory, non-binding resolution on the frequency of the “say on pay” vote.

5.	To consider any other business that is properly presented at the Meeting and any adjournment or postponement thereof.

NOTE: In the proxies’ discretion, the proxies are authorized to vote on any other matters, which may properly come before the Annual Meeting or any adjournment or postponement thereof.